Exhibit 32.1


         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Annual Report of Health Systems Solutions, Inc. (the "Company") on Form 10-KSB for the fiscal year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B.M. Milvain, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

                  (1) The Report fully complies with the requirements of Section
                      13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.



By:  /s/ B. M. Milvain
     ---------------------------
         B.M. Milvain
         Principal Executive Officer
         March 26, 2004